Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media/Editorial Contact:

Applied Micro Circuits Corporation	The Bernard Group
Scott Dawson	Diane Bernard
Phone: (858) 535-4217	Phone: (512) 617-6319
E-Mail: sdawson@amcc.com	E-Mail: diane@bernardgroup.com
Thursday, May 1, 2008
Company Press Release
APPLIED MICRO CIRCUITS CORPORATION ANNOUNCES
FOURTH QUARTER FISCAL 2008 FINANCIAL RESULTS IN LINE WITH
REVENUE GUIDANCE
Selected Q4 Highlights
•	Q4 net revenues of $71.5 million, up 8% sequentially

•	Q4 GAAP net loss of $86.3 million or $(1.33) per share compared to a GAAP net loss of $4.3 million or $(0.06) per share in the third quarter. The Q4 GAAP net loss included an impairment charge for goodwill of $71.5 million.

•	Q4 non-GAAP net income of $6.0 million or $0.09 per share compared to a non-GAAP net income of $3.9 million or $0.06 per share in the third quarter.

•	Transport revenues were $27.8 million and grew 11% sequentially; Storage revenues were $13.0 million and declined 4% sequentially; Processor revenues were $30.7 million and grew 11% sequentially.

•	AMCC’s PowerPC 405EX Embedded Processor Named Product of the Year by Electronic Products Magazine.

•	The AMCC Storage family of 3ware RAID controllers was awarded the “”EE Times Ultimate Product of the Year” ACE Award. Additionally the AMCC 9690SA SAS controller was awarded the “PC Pro Recommended” award.

•	Announced Pemaquid, a fully integrated 10G Framer/Mapper/PHY for transporting 10GbE or 10G FC over WDM and OTN networks. Pemaquid is ideal for Carrier Ethernet Switch/Router and optical systems.

SUNNYVALE, Calif., —May 1, 2008—Applied Micro Circuits Corporation [NASDAQ: AMCC] today reported its financial results for the fourth quarter of fiscal 2008.
Net revenues for the fourth quarter of fiscal 2008 were $71.5 million compared to $66.3 million reported in the third quarter of fiscal 2008, representing a sequential growth of 8% and a growth of 2% over the $70.2 million reported in the fourth quarter of fiscal 2007. Net revenues for the fiscal year ended March 31, 2008 were $246.1 million compared to $292.9 million for the prior fiscal year, representing a sequential decline of approximately 16%.
The net loss on a generally accepted accounting principles (GAAP) basis for the fourth quarter of fiscal 2008 was $86.3 million or $(1.33) per share, which includes the impact of a goodwill write-off of $71.5 million. The fourth quarter GAAP net loss compares with a net loss of $4.3 million or $(0.06) per share for the third quarter of fiscal 2008 and a net loss of $5.3 million or $(0.08) per share for the fourth quarter of fiscal 2007. The GAAP net loss was $115.1 million or $(1.70) per share for fiscal 2008 compared to $24.2 million or $(0.34) per share for fiscal 2007.
The non-GAAP net income for the fourth quarter of fiscal 2008 was $6.0 million or $0.09 per share, compared to the non-GAAP net income of $3.9 million or $0.06 per share in the third quarter of fiscal 2008. Non-GAAP net income for the fourth quarter of fiscal 2007 was $2.8 million or $0.04 per share. For fiscal 2008, the non-GAAP net loss was $0.4 million or $(0.01) per share compared to a non-GAAP net income of $30.3 million or $0.42 per share for fiscal 2007.
“I am pleased with our financial results for the March quarter. Our revenue growth was solid and in line with our expectations. Order patterns were strong and have continued into the June quarter. Inventory in the channel declined and our asset management continues to improve. Excluding the cash outflow for our stock buyback program, we were cash flow positive for the third straight quarter.” said Kambiz Hooshmand, president and chief executive officer.
Bob Gargus, chief financial officer commented, “We continued our focus on profitability, reducing our Op-Ex while improving our non-GAAP pretax profit margin from 6.1 percent of revenue last quarter to 8.7% of revenues this quarter. We accomplished this despite some unfavorable manufacturing variances that occurred during the quarter and are now behind us. Overall, we are definitely moving in the right direction.”
AMCC reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, acquired in-process research and development, goodwill impairment, stock-based compensation charges, gains on sale of strategic equity investment, strategic investment written off, gain on renegotiated design tool agreement, other than temporary impairment on investments, tax provision related to the creation of deferred tax liability relating to a prior asset purchase acquisition transaction, payroll tax on certain stock option exercises and expenses related to stock option investigation and other litigation. Expenses related to stock option investigation consist primarily of fees paid to professional service firms in connection with the Company’s internal investigation of historical stock option grant practices and the resulting restatement of the Company’s financial statements, the investigations by the Securities and Exchange Commission and the U.S. Attorney’s office arising from the internal investigation and the defense of derivative lawsuits arising from the Company’s internal investigation and other litigation relates to an accrual made for a potential litigation settlement. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.
For More Information
AMCC management will be holding a conference call today, May 1, 2008, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the fourth quarter of fiscal 2008 and to provide guidance for the first quarter of fiscal 2009. You may access the conference call via any of the following:

Teleconference:	719-325-4870
Conference ID:	6524238
Web Broadcast:	http://investor.amcc.com/events.cfm
Replay:	719-457-0820 (available through May 8, 2008)
AMCC Overview
AMCC is a global leader in network and embedded PowerPC® processing, optical transport and storage solutions. Our products enable the development of converged IP-based networks offering high-speed secure data, high-definition video and high-quality voice for carrier, metropolitan, access and enterprise applications. AMCC provides networking equipment vendors with industry-leading network and communications processing, Ethernet, SONET, OTN and switch fabric solutions. AMCC is also the leading vendor of high-port count SATA RAID controllers enabling low-cost, high-performance, high-capacity storage. AMCC’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AMCC, please visit our web site at http://www.amcc.com.
AMCC is a registered trademark of Applied Micro Circuits Corporation. The PowerPC name and logo are registered trademarks of IBM Corporation and used under license therefrom. All other trademarks are the property of their respective owners.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding backlog and future revenues, and profitability. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.
-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)

	March 31,	March 31,
	2008	2007
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$142,889	$284,470
Accounts receivable, net	28,800	32,558
Inventories	37,966	31,286
Other current assets	11,340	14,438

Total current assets	220,995	362,752
Marketable securities	51,919	—
Property and equipment, net	25,995	27,150
Goodwill	264,130	335,857
Purchased intangibles	56,026	79,787
Other assets	13,782	10,966

Total assets	$632,847	$816,512

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$25,518	$26,893
Other current liabilities	22,659	28,797

Total current liabilities	48,177	55,690
Deferred tax liability	3,958	—
Stockholders’ equity	580,712	760,822

Total liabilities and stockholders’ equity	$632,847	$816,512

APPLIED MICRO CIRCUITS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2008	2007	2007	2008	2007
Net revenues	$71,534	$66,267	$70,167	$246,146	$292,852
Cost of revenues	36,531	33,311	35,851	126,668	140,714

Gross profit	35,003	32,956	34,316	119,478	152,138
Operating expenses:
Research and development	22,892	24,696	24,176	97,550	96,418
Selling, general and administrative	15,869	14,125	18,008	61,907	67,971
Amortization of purchased intangibles	1,320	1,320	1,350	5,321	4,995
Acquired in-process research and development	—	—	—	—	13,300
Impairment of goodwill	71,494	—	—	71,494	—
Restructuring charges	1,516	125	(1,442)	2,985	1,291
Litigation settlement	1,125	—	—	1,125	—
Option investigation related expenses, net	1,363	(792)	939	1,072	5,344

Total operating expenses	115,579	39,474	43,031	241,454	189,319

Operating loss	(80,576)	(6,518)	(8,715)	(121,976)	(37,181)
Interest and other income, net	(1,551)	2,148	3,460	10,579	13,375

Loss before income taxes	(82,127)	(4,370)	(5,255)	(111,397)	(23,806)
Income tax expense (benefit)	4,182	(31)	75	3,724	402

Net loss	$(86,309)	$(4,339)	$(5,330)	$(115,121)	$(24,208)

Basic and diluted loss per share:

Loss per share	$(1.33)	$(0.06)	$(0.08)	$(1.70)	$(0.34)

Shares used in calculating basic and diluted loss per share	64,886	67,015	70,618	67,775	71,076

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2008	2007	2007	2008	2007
GAAP net loss	$(86,309)	$(4,339)	$(5,330)	$(115,121)	$(24,208)
Adjustments:
Stock-based compensation charges	3,078	2,312	2,440	11,307	10,351
Amortization of purchased intangibles	5,903	5,903	6,200	23,761	24,751
Impairment of goodwill	71,494	—	—	71,494	—
Restructuring charges	1,516	125	(1,442)	2,985	1,291
Other than temporary investment impairment	836	846	—	1,682	—
Impairment of strategic investment	3,000	—	—	3,000	—
Realized gain on sale of strategic equity investment	—	—	—	(4,649)	—
Gain on renegotiated design tool agreement	—	—	—	(749)	—
Acquired in-process research and development	—	—	—	—	13,300
Payroll taxes on certain stock option exercises	—	—	6	3	7
Litigation settlement	1,125	—	—	1,125	—
Option investigation related expenses, net	1,363	(792)	939	1,072	5,344
Income tax adjustments	3,996	(152)	(12)	3,735	(535)

Total GAAP to Non-GAAP adjustments	92,311	8,242	8,131	114,766	54,509

Non-GAAP net income (loss)	$6,002	$3,903	$2,801	$(355)	$30,301

Diluted income (loss) per share	$0.09	$0.06	$0.04	$(0.01)	$0.42

Shares used in calculating diluted income (loss) per share	65,039	67,301	70,968	67,775	71,353

Income (loss) per share:
GAAP income (loss) per share	$(1.33)	$(0.06)	$(0.08)	$(1.70)	$(0.34)
GAAP to non-GAAP adjustments	1.42	0.12	0.12	1.69	0.76

Non-GAAP income (loss) per share	$0.09	$0.06	$0.04	$(0.01)	$0.42

Reconciliation of shares used in calculating the non-GAAP income per share:
Shares used in calculating the basic and diluted income(loss) per share	64,886	67,015	70,618	67,775	71,076
Adjustment for dilutive securities	153	286	350	—	277

Non-GAAP shares used in the EPS calculation	65,039	67,301	70,968	67,775	71,353

APPLIED MICRO CIRCUITS CORPORATION
SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(in thousands)
(unaudited)
The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Fiscal Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2008	2007	2007	2008	2007
GROSS PROFIT:
GAAP gross profit	$35,003	$32,956	$34,316	$119,478	$152,138
Amortization of purchased intangibles	4,583	4,583	4,850	18,440	19,756
Stock-based compensation expense	135	224	153	671	592

Non-GAAP gross profit	$39,721	$37,763	$39,319	$138,589	$172,486

OPERATING EXPENSES:
GAAP operating expenses	$115,579	$39,474	$43,031	$241,454	$189,319
Amortization of purchased intangibles	(1,320)	(1,320)	(1,350)	(5,321)	(4,995)
Impairment of goodwill	(71,494)	—	—	(71,494)	—
Acquired in-process research and development	—	—	—	—	(13,300)
Stock-based compensation expense	(2,943)	(2,088)	(2,287)	(10,636)	(9,759)
Restructuring charges	(1,516)	(125)	1,442	(2,985)	(1,291)
Gain on renegotiated design tool agreement	—	—	—	749	—
Payroll taxes on certain stock option exercises	—	—	(6)	(3)	(7)
Litigation settlement	(1,125)	—	—	(1,125)	—
Option investigation related expenses, net	(1,363)	792	(939)	(1,072)	(5,344)

Non-GAAP operating expenses	$35,818	$36,733	$39,891	$149,567	$154,623

INTEREST AND OTHER INCOME, NET
GAAP interest and other income, net	$(1,551)	$2,148	$3,460	$10,579	$13,375
Other than temporary investment impairment	836	846	—	1,682	—
Impairment of strategic investment	3,000	—	—	3,000	—
Realized gain on sale of strategic equity investments	—	—	—	(4,649)	—

Non-GAAP interest and other income, net	$2,285	$2,994	$3,460	$10,612	$13,375

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$4,182	$(31)	$75	$3,724	$402
Income tax adjustments	(3,996)	152	12	(3,735)	535

Non-GAAP income tax expense (benefit)	$186	$121	$87	$(11)	$937

RESEARCH AND DEVELOPMENT
GAAP research and development	$22,892	$24,696	$24,176	$97,550	$96,418
Stock-based compensation expense	(1,349)	(1,177)	(786)	(4,797)	(3,765)
Gain on renegotiated design tool agreement	—	—	—	749	—
Payroll taxes on certain stock option exercises	—	—	(3)	(2)	(3)

Non-GAAP research and development	$21,543	$23,519	$23,387	$93,500	$92,650

SELLING, GENERAL AND ADMINISTRATIVE
GAAP selling, general and administrative	$15,869	$14,125	$18,008	$61,907	$67,971
Stock-based compensation expense	(1,594)	(911)	(1,501)	(5,839)	(5,994)
Payroll taxes on certain stock option exercises	—	—	(3)	(1)	(4)

Non-GAAP selling, general and administrative	$14,275	$13,214	$16,504	$56,067	$61,973

APPLIED MICRO CIRCUITS CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
($ in thousands)
(unaudited)

	Fiscal Year Ended March 31,
	2008	2007
Operating activities:
Net loss	$(115,121)	$(24,208)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities
Depreciation and amortization	6,542	8,410
Amortization of purchased intangibles	23,762	24,751
Acquired in-process research and development	—	13,300
Impairment of goodwill	71,494	—
Stock-based compensation expense :
Stock options	9,349	10,211
Restricted stock units	1,957	142
Non-cash restructuring charges (benefit)	316	2,798
Litigation settlement	1,125	—
Net gain on strategic equity investments	(4,649)	—
Impairment of strategic investment	3,000	—
Impairment of marketable securities	1,682	—
Net gain on disposal of property	23	120
Changes in operating assets and liabilities:
Accounts receivable	3,758	(4,790)
Inventories	(6,680)	(5,307)
Other assets	2,282	(1,336)
Accounts payable	(1,375)	1,214
Accrued payroll and other accrued liabilities	(7,103)	(11,566)
Deferred tax liability	3,958	—
Deferred revenue	(476)	(1,230)

Net cash provided by (used for) operating activities	(6,156)	12,509

Investing activities:
Proceeds from sales and maturities of investments	623,619	468,570
Purchases of investments	(550,137)	(403,080)
Purchase of strategic investments	(5,000)	(1,500)
Net proceeds from the sale of strategic equity investments	5,249	—
Purchase of property, equipment and other assets	(7,021)	(6,732)
Proceeds from sale of property, equipment and other assets	1,646	4,788
Net cash paid for acquisitions	232	(71,971)

Net cash provided by (used for) investing activities	68,588	(9,925)

Financing activities:
Proceeds from issuance of common stock	6,431	2,850
Open market repurchases of Company stock	(56,950)	(20,137)
Funding of structured stock repurchase agreements	(41,830)	(9,398)
Funds received from structured stock repurchase agreements including gains	21,112	26,963
Payments on long-term debt	—	(289)
Other	(101)	(103)

Net cash used for financing activities	(71,338)	(114)

Net decrease in cash and cash equivalents	(8,906)	2,470
Cash and cash equivalents at beginning of the period	51,595	49,125

Cash and cash equivalents at end of the period	$42,689	$51,595